Inventories	12 Months Ended
Aug. 27, 2016
Inventory Disclosure [Abstract]
Inventories
Inventories
Inventories consist of the following:

(In thousands)	August 27, 2016	August 29, 2015
Finished goods	$19,129	$12,179
Work-in-process	76,350	66,602
Raw materials	60,740	65,928
Total	156,219	144,709
LIFO reserve	(33,697)	(32,544)
Total inventories	$122,522	$112,165

The above value of inventories, before reduction for the LIFO reserve, approximates replacement cost at the respective dates. Of the $156.2 million and $144.7 million inventory at August 27, 2016 and August 29, 2015, respectively, $149.4 million and $135.3 million is valued on a LIFO basis. The remaining inventories of $6.8 million and $8.4 million at August 27, 2016 and August 29, 2015, respectively, are valued on a FIFO basis.